UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 7, 2016 (July 5, 2016)

chatAND, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54587	27-2761655
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

244 5th Avenue, Suite C68, New York, New York 10001

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(917) 818-2280

(REGISTRANT’S TELEPHONE NUMBER)

Not applicable

(FORMER NAME, IF CHANGES SINC LAST REPORT

Check the appropriate box below if the FORM 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act

Item 3.02	Unregistered Sales of Equity Securities

On July 5, 2016, David Stefansky, a member of the Board of Directors of chatAND, Inc, a Nevada corporation (the “Company”) invested $15,000 in the Company pursuant to the terms of a 10% Convertible Promissory Note (the “Note”). The Note is convertible at $0.01 per share and is convertible at any time after issuance until all principal and/or accrued interest has either by repaid or converted. The Note is due on July 5, 2017. In the event the Company raises additional capital at a price per share below $0.01, the conversion price of the Note shall be reduced to such an amount.

Additionally, in connection with the Note, the Company issued to Mr. Stefansky a Warrant to Purchase Shares of Common Stock for 750,000 shares of the Company’s common stock (the “Warrant”). The Warrant is exercisable from the date of issuance for a period of five years. The exercise price of the Warrant is $0.02 per share and the Warrant contains a cashless exercise option at the discretion of Mr. Stefansky. In the event the Company raises additional capital at a price per share below $0.02, the conversion price of the Warrant shall be reduced to such an amount; provided, however, the $0.01 conversion price of the Note shall not trigger this provision.

The foregoing descriptions of the Note and the Warrant by the Company do not purport to be complete and are qualified in their entirety by reference to the full text of the Note and the Warrant (including the exhibits thereto, if any) which are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The shares of Common Stock will be issued in reliance upon an exemption from registration provided by Section 4(a)(2) and/or Rule 506(b) of the Securities Act, as amended (the “Securities Act”), since no general solicitation or advertising was conducted by us in connection with the offering of any of the shares. All shares to be purchased in the offering will be “restricted” in accordance with Rule 144 of the Securities Act and the investor is “accredited” as defined under the Securities Act. This Current Report on Form 8-K is not and shall not be deemed to be an offer to sell or the solicitation of an offer to buy Common Stock.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

4.1*	10% Convertible Promissory Note issued by chatAND, Inc. to David Stefansky on July 5, 2016
4.2*	Warrant to Purchase Shares of Common Stock issued by chatAND, Inc. to David Stefansky on July 5, 2016

*filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2016

CHATAND, INC.

By:	/s/ Victoria Rudman
Interim Chief Executive Officer and
Chief Financial Officer